EXHIBIT 32


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  In connection with the annual report of Holloman Energy Corporation, (the
  "Company") on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Grant Petersen, the Principal Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date:   April 11, 2008

                                         HOLLOMAN ENERGY CORPORATION

                                         /s/ Grant Petersen
                                         -----------------------------------
                                         Grant Petersen, Principal Executive
                                         and Financial Officer